Fidelity® Variable Insurance Products:

Aggressive Growth Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third party marks appearing herein are the property of their respective owners.

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Initial Class	-17.89%	-17.55%
Russell Midcap ® Growth	-20.15%	-20.03%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $8,228 - a 17.72% decrease on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,977 - a 20.23% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Redback Networks, Inc.	2.3
Salix Pharmaceuticals Ltd.	1.9
Dal-Tile International, Inc.	1.6
USA Education, Inc.	1.6
Medimmune, Inc.	1.5
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	38.5
Information Technology	28.1
Consumer Discretionary	11.8
Industrials	9.8
Energy	4.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.3%
Bonds	1.0%
Short-Term Investments and Net Other Assets A	(0.3)%

* Foreign investments A Short-Term Investments and Net Other Assets are not included in the pie chart.	4.9%

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Service Class	-17.59%	-17.25%
Russell Midcap ® Growth	-20.15%	-20.03%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Service Class on December 27, 2000, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $8,258 - a 17.42% decrease on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,977 - a 20.23% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Redback Networks, Inc.	2.3
Salix Pharmaceuticals Ltd.	1.9
Dal-Tile International, Inc.	1.6
USA Education, Inc.	1.6
Medimmune, Inc.	1.5
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	38.5
Information Technology	28.1
Consumer Discretionary	11.8
Industrials	9.8
Energy	4.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.3%
Bonds	1.0%
Short-Term Investments and Net Other Assets A	(0.3)%

* Foreign investments A Short-Term Investments and Net Other Assets are not included in the pie chart.	4.9%

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Service Class 2	-18.08%	-17.74%
Russell Midcap ® Growth	-20.15%	-20.03%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2 on December 27, 2000, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $8,208 - a 17.92% decrease on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,977 - a 20.23% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Redback Networks, Inc.	2.3
Salix Pharmaceuticals Ltd.	1.9
Dal-Tile International, Inc.	1.6
USA Education, Inc.	1.6
Medimmune, Inc.	1.5
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	38.5
Information Technology	28.1
Consumer Discretionary	11.8
Industrials	9.8
Energy	4.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.3%
Bonds	1.0%
Short-Term Investments and Net Other Assets A	(0.3)%

* Foreign investments A Short-Term Investments and Net Other Assets are not included in the pie chart.	4.9%

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Rajiv Kaul became Portfolio Manager of Aggressive Growth Portfolio on June 13, 2001.

Q. How did the fund perform, Rajiv?

A. For the one-year period that ended December 31, 2001, the fund outperformed the Russell Midcap Growth Index, which fell 20.15%, yet trailed the variable annuity mid-cap funds average tracked by Lipper Inc., which declined 12.97%.

Q. What influenced the fund's performance relative to its benchmark and Lipper peer group average during the past year?

A. Good stock picking and timely trading, particularly within technology and telecommunications - easily the period's two worst performing sectors - helped us navigate through extreme market fluctuations and deliver strong results relative to the Russell Midcap Growth index. Sound bottom-up investment research allowed both myself and Beso Sikharulidze - the fund's former manager - to focus on companies with improving fundamentals and avoid those that were either too expensive or whose prospects were deteriorating. This approach helped shape our sector and industry positioning. Despite having an average overweighting in technology during the period, which hurt relative to the index as the group stumbled on slowing capital spending, our holdings in this sector still outperformed those held by the index by nearly 16 percentage points. I significantly reduced the fund's tech exposure during the summer to an underweighted position when I felt still-lofty valuations were not discounting the risks to earnings. While this stance helped us going into September 11, it really hurt during the final three months of the year when tech stocks rallied sharply. However, amid the snapback, the fund's more aggressive style helped it close the performance gap relative to its competitors in the broad Lipper mid-cap fund universe.

Q. Where did you focus your efforts in technology?

A. I continued to look for tech firms with unique franchises, strong product cycles and/or significant market share opportunities that would allow them to maintain robust earnings growth even in a difficult period. While these stocks generally held up better than the average tech name, they too eventually fell victim to a weakening economy before rebounding later in the year. Holdings that declined sharply but performed for us while we owned them included networking equipment maker Sonus Networks and Internet software maker Micromuse. The fund also had ample exposure to software security and data storage firms whose prospects markedly improved after September 11, as companies scrambled to safeguard their information. Software security firm Network Associates was among the fund's top contributors here. On the flip side, we had our share of disappointments, particularly among telecom infrastructure-related stocks such as CIENA, which collapsed despite favorable long-term growth prospects. Other stocks caught in the downturn included e-business infrastructure software provider BEA Systems and e-mail hosting firm Critical Path.

Q. Where else did you pursue growth in light of this difficult market environment?

A. Given the uncertain near-term outlook for capital spending, lack of new product introductions, declining fundamentals and relatively high valuations, I didn't feel the recent run-up in tech was sustainable. While I picked up a couple of interesting names where business seemed to be getting better, such as chipmaker Semtech, I increasingly found stronger growth stories at more attractive valuations and less earnings variability in health care. In particular, we benefited from overweighting several high-quality biotechnology companies - including IDEC Pharmaceuticals - that bucked a slowing economy and performed well behind exciting new drugs approved for market. Selected holdings in specialty pharmaceuticals and medical devices also helped as investors flocked to their powerful earnings potential. Outside of health, leisure stocks such as Six Flags further aided performance due to stronger-than-expected consumer spending. Elsewhere, however, underweighting slower-growing areas of the market such as consumer staples and industrials hurt performance, as risk-averse investors placed a hefty premium on safety during the year. It's important to note that several stocks I've mentioned were no longer held at the end of the period.

Q. What's your outlook, and how's the fund positioned for the coming months?

A. I think it's going to remain a difficult environment for aggressive growth stocks, at least through the first quarter of 2002, as fundamentals in technology continue to slip and stock prices seem, to me, too high. That said, until I see some tangible signs of improvement in the economy and in tech, I'm comfortable maintaining an emphasis on health care, which I feel currently houses the strongest growth prospects available in the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks capital appreciation by investing primarily in common stocks

Start date: December 27, 2000

Size: as of December 31, 2001, more than $6 million

Manager: Rajiv Kaul, since June 2001; joined Fidelity in 1996

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc. (a)	1,000	$ 21,380
Delphi Automotive Systems Corp.	400	5,464
		26,844
Hotels, Restaurants & Leisure - 1.2%
International Game Technology (a)	500	34,150
Starbucks Corp. (a)	2,400	45,720
		79,870
Household Durables - 1.1%
Black & Decker Corp.	400	15,092
Centex Corp.	200	11,418
Helen of Troy Corp. (a)	1,100	13,651
Maytag Corp.	340	10,550
Pulte Homes, Inc.	400	17,868
		68,579
Leisure Equipment & Products - 0.2%
Midway Games, Inc. (a)	730	10,957
Media - 2.0%
AOL Time Warner, Inc. (a)	110	3,531
Knight-Ridder, Inc.	100	6,493
Omnicom Group, Inc.	600	53,610
TMP Worldwide, Inc. (a)	300	12,870
Univision Communications, Inc. Class A (a)	900	36,414
USA Networks, Inc. (a)	600	16,386
		129,304
Multiline Retail - 1.7%
BJ's Wholesale Club, Inc. (a)	500	22,050
Dollar General Corp.	400	5,960
Dollar Tree Stores, Inc. (a)	500	15,455
Family Dollar Stores, Inc.	600	17,988
Fred's, Inc. Class A	500	20,480
JCPenney Co., Inc.	80	2,152
Saks, Inc. (a)	2,800	26,152
		110,237
Specialty Retail - 4.2%
Abercrombie & Fitch Co. Class A (a)	420	11,143
American Eagle Outfitters, Inc. (a)	600	15,702
AutoZone, Inc. (a)	200	14,360
Bed Bath & Beyond, Inc. (a)	1,800	61,020
Best Buy Co., Inc. (a)	900	67,032
Chico's FAS, Inc. (a)	400	15,880
Foot Locker, Inc. (a)	960	15,024
Hot Topic, Inc. (a)	500	15,695

	Shares	Value (Note 1)
Lowe's Companies, Inc.	500	$ 23,205
TJX Companies, Inc.	830	33,084
		272,145
Textiles & Apparel - 1.0%
NIKE, Inc. Class B	1,200	67,488
TOTAL CONSUMER DISCRETIONARY		765,424
CONSUMER STAPLES - 2.6%
Food & Drug Retailing - 1.2%
CVS Corp.	10	296
Duane Reade, Inc. (a)	1,200	36,420
Rite Aid Corp. (a)	3,210	16,243
Whole Foods Market, Inc. (a)	600	26,136
		79,095
Food Products - 0.9%
Dean Foods Co. (a)	300	20,460
Hershey Foods Corp.	300	20,310
McCormick & Co., Inc. (non-vtg.)	200	8,394
Wm. Wrigley Jr. Co.	200	10,274
		59,438
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	400	12,824
Tobacco - 0.3%
UST, Inc.	500	17,500
TOTAL CONSUMER STAPLES		168,857
ENERGY - 4.3%
Energy Equipment & Services - 3.7%
BJ Services Co. (a)	1,180	38,291
Cooper Cameron Corp. (a)	590	23,812
ENSCO International, Inc.	600	14,910
Input/Output, Inc. (a)	440	3,612
Nabors Industries, Inc. (a)	1,300	44,629
Noble Drilling Corp. (a)	600	20,424
Smith International, Inc. (a)	810	43,432
Varco International, Inc. (a)	50	749
Weatherford International, Inc. (a)	1,350	50,301
		240,160
Oil & Gas - 0.6%
Burlington Resources, Inc.	1,100	41,294
TOTAL ENERGY		281,454
FINANCIALS - 3.3%
Diversified Financials - 2.7%
E*TRADE Group, Inc. (a)	950	9,738
Federated Investors, Inc. Class B (non-vtg.)	500	15,940
LaBranche & Co., Inc. (a)	300	10,338
Moody's Corp.	400	15,944
SEI Investments Co.	200	9,022
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
USA Education, Inc.	1,200	$ 100,824
Waddell & Reed Financial, Inc. Class A	400	12,880
		174,686
Insurance - 0.6%
American Physicians Capital, Inc.	900	19,575
SCPIE Holding, Inc.	800	23,400
		42,975
TOTAL FINANCIALS		217,661
HEALTH CARE - 37.7%
Biotechnology - 12.2%
Abgenix, Inc. (a)	1,040	34,986
Alkermes, Inc. (a)	440	11,598
Amgen, Inc. (a)	300	16,932
Aviron (a)	1,300	64,649
Biogen, Inc. (a)	200	11,470
BioMarin Pharmaceutical, Inc. (a)	1,760	23,654
Celgene Corp. (a)	400	12,768
Cephalon, Inc. (a)	1,000	75,585
COR Therapeutics, Inc. (a)	340	8,136
Enzon, Inc. (a)	1,150	64,722
Genzyme Corp. - General Division (a)	1,470	87,994
Gilead Sciences, Inc. (a)	340	22,345
Human Genome Sciences, Inc. (a)	1,100	37,092
ICOS Corp. (a)	100	5,744
IDEC Pharmaceuticals Corp. (a)	580	39,979
Ilex Oncology, Inc. (a)	700	18,928
Invitrogen Corp. (a)	200	12,386
Medarex, Inc. (a)	500	8,980
Medimmune, Inc. (a)	2,100	97,335
Millennium Pharmaceuticals, Inc. (a)	200	4,902
Neurocrine Biosciences, Inc. (a)	500	25,655
OSI Pharmaceuticals, Inc. (a)	230	10,520
Protein Design Labs, Inc. (a)	520	17,056
Sangstat Medical Corp. (a)	3,200	62,848
Serologicals Corp. (a)	20	430
Titan Pharmaceuticals, Inc. (a)	1,410	13,832
Vertex Pharmaceuticals, Inc. (a)	170	4,180
		794,706
Health Care Equipment & Supplies - 8.9%
Advanced Neuromodulation Systems, Inc. (a)	300	10,575
Applera Corp. - Applied Biosystems Group	1,170	45,946
Biomet, Inc.	1,800	55,620
Boston Scientific Corp. (a)	1,200	28,944
Cholestech Corp. (a)	2,700	53,487
Cytyc Corp. (a)	800	20,880

	Shares	Value (Note 1)
DENTSPLY International, Inc.	210	$ 10,542
Guidant Corp. (a)	1,650	82,170
Invacare Corp.	600	20,226
Kensey Nash Corp. (a)	1,500	27,000
Medical Action Industries, Inc. (a)	3,600	55,800
Resmed, Inc. (a)	420	22,646
St. Jude Medical, Inc. (a)	1,040	80,756
Steris Corp. (a)	2,000	36,540
Therasense, Inc.	800	19,840
Zimmer Holdings, Inc. (a)	360	10,994
		581,966
Health Care Providers & Services - 6.7%
AdvancePCS Class A (a)	1,240	36,394
AmeriPath, Inc. (a)	560	18,066
AmerisourceBergen Corp.	200	12,710
AmSurg Corp. (a)	600	16,308
Andrx Group (a)	650	45,767
Caremark Rx, Inc. (a)	3,500	57,085
Community Health Systems, Inc. (a)	800	20,400
Health Management Associates, Inc. Class A (a)	880	16,192
Laboratory Corp. of America Holdings (a)	200	16,170
Lincare Holdings, Inc. (a)	560	16,044
Manor Care, Inc. (a)	500	11,855
McKesson Corp.	200	7,480
Oxford Health Plans, Inc. (a)	400	12,056
Pharmaceutical Product Development, Inc. (a)	200	6,462
Priority Healthcare Corp. Class B (a)	1,590	55,952
Quest Diagnostics, Inc. (a)	450	32,270
Triad Hospitals, Inc. (a)	200	5,870
Trigon Healthcare, Inc. (a)	300	20,835
Unilab Corp.	20	502
Universal Health Services, Inc. Class B (a)	100	4,278
Wellpoint Health Networks, Inc. (a)	200	23,370
		436,066
Pharmaceuticals - 9.9%
Abbott Laboratories	200	11,150
Allergan, Inc.	100	7,505
Atrix Laboratories, Inc. (a)	1,700	35,037
CIMA Labs, Inc. (a)	2,300	83,145
Forest Laboratories, Inc. (a)	1,027	84,163
ImClone Systems, Inc. (a)	177	8,223
King Pharmaceuticals, Inc. (a)	1,750	73,728
Medicines Co. (a)	2,900	33,611
Mylan Laboratories, Inc.	400	15,000
Pharmaceutical Resources, Inc. (a)	2,770	93,626
PRAECIS Pharmaceuticals, Inc. (a)	2,600	15,132
Salix Pharmaceuticals Ltd. (a)	6,100	123,525
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Scios, Inc. (a)	1,100	$ 26,147
SICOR, Inc. (a)	2,100	32,928
		642,920
TOTAL HEALTH CARE		2,455,658
INDUSTRIALS - 9.8%
Aerospace & Defense - 1.2%
EDO Corp.	1,200	31,740
L-3 Communications Holdings, Inc. (a)	100	9,000
Mercury Computer Systems, Inc. (a)	1,000	39,110
		79,850
Airlines - 0.2%
AMR Corp. (a)	340	7,538
Northwest Airlines Corp. (a)	500	7,850
		15,388
Building Products - 2.3%
American Standard Companies, Inc. (a)	520	35,480
Dal-Tile International, Inc. (a)	4,500	104,625
York International Corp.	300	11,439
		151,544
Commercial Services & Supplies - 4.5%
Advisory Board Co.	100	2,770
Apollo Group, Inc. Class A (a)	540	24,305
Cendant Corp. (a)	1,540	30,199
Certegy, Inc. (a)	400	13,688
CheckFree Corp. (a)	400	7,200
ChoicePoint, Inc. (a)	240	12,166
Cintas Corp.	300	14,400
Convergys Corp. (a)	600	22,494
DST Systems, Inc. (a)	280	13,958
Equifax, Inc.	870	21,011
Exult, Inc. (a)	600	9,630
H&R Block, Inc.	850	37,995
Herman Miller, Inc.	500	11,830
Robert Half International, Inc. (a)	960	25,632
Sabre Holdings Corp. Class A (a)	900	38,115
Total System Services, Inc.	300	6,354
		291,747
Electrical Equipment - 0.6%
Wilson Greatbatch Technologies, Inc. (a)	1,100	39,710
Machinery - 0.6%
Danaher Corp.	400	24,124
Eaton Corp.	150	11,162
		35,286
Road & Rail - 0.0%
Landstar System, Inc. (a)	20	1,450

	Shares	Value (Note 1)
Trading Companies & Distributors - 0.4%
Fastenal Co.	400	$ 26,572
TOTAL INDUSTRIALS		641,547
INFORMATION TECHNOLOGY - 27.9%
Communications Equipment - 4.8%
Advanced Fibre Communication, Inc. (a)	900	15,903
Avocent Corp. (a)	20	485
Brocade Communications System, Inc. (a)	2,600	86,112
Comarco, Inc. (a)	900	13,725
Enterasys Networks, Inc. (a)	1,500	13,275
Finisar Corp. (a)	400	4,068
Lucent Technologies, Inc.	2,100	13,209
Motorola, Inc.	900	13,518
Redback Networks, Inc. (a)	38,400	151,677
		311,972
Computers & Peripherals - 2.5%
Apple Computer, Inc. (a)	3,600	78,840
Applied Films Corp. (a)	1,000	31,250
ATI Technologies, Inc. (a)	900	11,366
O2Micro International Ltd. (a)	900	21,645
Sun Microsystems, Inc. (a)	1,500	18,450
		161,551
Electronic Equipment & Instruments - 4.6%
Amphenol Corp. Class A (a)	100	4,805
Ingram Micro, Inc. Class A (a)	600	10,392
Millipore Corp.	420	25,494
Orbotech Ltd.	400	12,460
PerkinElmer, Inc.	610	21,362
Photon Dynamics, Inc. (a)	800	36,520
Solectron Corp. (a)	8,300	93,624
StockerYale, Inc. (a)	600	6,654
Symbol Technologies, Inc.	1,400	22,232
Tech Data Corp. (a)	500	21,640
Waters Corp. (a)	1,155	44,756
		299,939
Internet Software & Services - 1.4%
ActivCard SA sponsored ADR (a)	90	845
Expedia, Inc. Class A (a)	100	4,061
InterCept Group, Inc. (a)	870	35,583
Retek, Inc. (a)	300	8,961
Stellent, Inc. (a)	360	10,642
Yahoo!, Inc. (a)	1,800	31,932
		92,024
IT Consulting & Services - 0.8%
Affiliated Computer Services, Inc. Class A (a)	210	22,287
Investment Technology Group, Inc. (a)	150	5,861
SunGard Data Systems, Inc. (a)	880	25,458
		53,606
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 7.6%
Advanced Micro Devices, Inc. (a)	100	$ 1,586
Altera Corp. (a)	300	6,366
Analog Devices, Inc. (a)	50	2,220
Cabot Microelectronics Corp. (a)	150	11,888
Cirrus Logic, Inc. (a)	4,800	63,456
Cree, Inc. (a)	500	14,730
Cypress Semiconductor Corp. (a)	50	997
Fairchild Semiconductor International, Inc. Class A (a)	600	16,920
Genesis Microchip, Inc. (a)	500	33,060
Integrated Circuit Systems, Inc. (a)	980	22,138
Integrated Device Technology, Inc. (a)	460	12,231
Integrated Silicon Solution (a)	500	6,120
International Rectifier Corp. (a)	200	6,976
Intersil Corp. Class A (a)	650	20,963
LAM Research Corp. (a)	700	16,254
Lattice Semiconductor Corp. (a)	500	10,285
Marvell Technology Group Ltd. (a)	300	10,746
NVIDIA Corp. (a)	420	28,098
Semtech Corp. (a)	2,400	85,656
Silicon Laboratories, Inc. (a)	380	12,810
Silicon Storage Technology, Inc. (a)	100	964
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,000	51,510
Teradyne, Inc. (a)	750	22,605
TTM Technologies, Inc. (a)	100	1,012
United Microelectronics Corp. sponsored ADR	3,300	31,680
		491,271
Software - 6.2%
Adobe Systems, Inc.	400	12,420
Advent Software, Inc. (a)	1,100	54,945
Aspen Technology, Inc. (a)	4,800	80,640
Citrix Systems, Inc. (a)	1,250	28,325
Computer Associates International, Inc.	640	22,074
Compuware Corp. (a)	1,970	23,226
Electronic Arts, Inc. (a)	490	29,376
HNC Software, Inc. (a)	700	14,420
Legato Systems, Inc. (a)	320	4,150
Microsoft Corp. (a)	30	1,988
Network Associates, Inc. (a)	1,320	34,122

	Shares	Value (Note 1)
Roxio, Inc. (a)	1,300	$ 21,515
RSA Security, Inc. (a)	4,400	76,824
		404,025
TOTAL INFORMATION TECHNOLOGY		1,814,388
MATERIALS - 1.0%
Construction Materials - 0.1%
Lafarge North America, Inc.	200	7,514
Containers & Packaging - 0.6%
Peak International Ltd. (a)	400	3,000
Sealed Air Corp. (a)	800	32,656
		35,656
Metals & Mining - 0.3%
Barrick Gold Corp.	954	15,255
Newmont Mining Corp.	380	7,262
		22,517
TOTAL MATERIALS		65,687
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	500	23,730
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services, Inc. (a)	200	2,874
Metro One Telecommunications, Inc. (a)	500	15,125
		17,999
TOTAL TELECOMMUNICATION SERVICES		41,729
UTILITIES - 0.3%
Gas Utilities - 0.3%
Kinder Morgan, Inc.	300	16,707
TOTAL COMMON STOCKS (Cost $6,122,581)		6,469,112
Convertible Bonds - 1.0%
Moody's Ratings (unaudited) (d)		Principal Amount
HEALTH CARE - 0.8%
Biotechnology - 0.8%
Aviron 5.25% 2/1/08	-	$ 27,000	28,620
CuraGen Corp. 6% 2/2/07 (c)	CCC	7,000	5,670
CV Therapeutics, Inc. 4.75% 3/7/07	-	8,500	8,680
Sepracor, Inc. 5% 2/15/07	-	12,000	10,394
			53,364
Convertible Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.2%
Semiconductor Equipment & Products - 0.2%
Photronics, Inc. 4.75% 12/15/06 (c)	B2	$ 10,000	$ 11,000
TOTAL CONVERTIBLE BONDS (Cost $55,170)			64,364
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 1.94% (b) (Cost $258,541)	258,541	258,541
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $6,436,292)		6,792,017
NET OTHER ASSETS - (4.3)%		(276,923)
NET ASSETS - 100%		$ 6,515,094
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,670 or 0.3% of net assets.

(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $28,329,208 and $22,403,243, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,161 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $6,542,988. Net unrealized appreciation aggregated $249,029, of which $561,615 related to appreciated investment securities and $312,586 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $604,000 of which $3,000 and $601,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $6,436,292) - See accompanying schedule		$ 6,792,017
Receivable for investments sold		75,647
Receivable for fund shares sold		18,048
Dividends receivable		875
Interest receivable		2,068
Receivable from investment adviser for expense reductions		561
Total assets		6,889,216
Liabilities
Payable for investments purchased	$ 341,555
Payable for fund shares redeemed	294
Distribution fees payable	990
Other payables and accrued expenses	31,283
Total liabilities		374,122
Net Assets		$ 6,515,094
Net Assets consist of:
Paid in capital		$ 6,872,850
Undistributed net investment income		1,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(714,628)
Net unrealized appreciation (depreciation) on investments		355,725
Net Assets		$ 6,515,094
Initial Class: Net Asset Value, offering price and redemption price per share ($863,580 ÷ 105,006 shares)		$8.22
Service Class: Net Asset Value, offering price and redemption price per share ($1,151,576 ÷ 139,652 shares)		$8.25
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,499,938 ÷ 548,747 shares)		$8.20

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,514
Interest		67,209
Total income		80,723
Expenses
Management fee	$ 28,157
Transfer agent fees	4,031
Distribution fees	8,115
Accounting fees and expenses	60,009
Non-interested trustees' compensation	14
Custodian fees and expenses	17,595
Audit	23,254
Legal	1,072
Miscellaneous	171
Total expenses before reductions	142,418
Expense reductions	(69,018)	73,400
Net investment income		7,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(722,768)
Foreign currency transactions	58	(722,710)
Change in net unrealized appreciation (depreciation) on:
Investment securities	351,184
Assets and liabilities in foreign currencies	(4)	351,180
Net gain (loss)		(371,530)
Net increase (decrease) in net assets resulting from operations		$ (364,207)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	December 27, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income	$ 7,323	$ 432
Net realized gain (loss)	(722,710)	(3,038)
Change in net unrealized appreciation (depreciation)	351,180	4,545
Net increase (decrease) in net assets resulting from operations	(364,207)	1,939
Distributions to shareholders from net investment income	(1,441)	-
Share transactions - net increase (decrease)	5,878,773	1,000,030
Total increase (decrease) in net assets	5,513,125	1,001,969
Net Assets
Beginning of period	1,001,969	-
End of period (including undistributed net investment income of $1,147 and $432, respectively)	$ 6,515,094	$ 1,001,969

Other Information:	Year ended December 31, 2001		Year ended December 31, 2000 A
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	75,775	$ 635,132	30,001	$ 300,010
Reinvested	29	300	-	-
Redeemed	(799)	(6,673)	-	-
Net increase (decrease)	75,005	$ 628,759	30,001	$ 300,010
Service Class Sold	481,941	$ 4,384,566	30,001	$ 300,010
Reinvested	66	684	-	-
Redeemed	(372,356)	(3,427,698)	-	-
Net increase (decrease)	109,651	$ 957,552	30,001	$ 300,010
Service Class 2 Sold	574,920	$ 4,820,845	40,001	$ 400,010
Reinvested	44	457	-	-
Redeemed	(66,218)	(528,840)	-	-
Net increase (decrease)	508,746	$ 4,292,462	40,001	$ 400,010
Distributions From net investment income Initial Class		$ 300		$ -
Service Class		684		-
Service Class 2		457		-
Total		$ 1,441		$ -

A Share transactions are for the period December 27, 2000 (commencement of operations) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income E	.03 H	.00
Net realized and unrealized gain (loss)	(1.82) H	.02
Total from investment operations	(1.79)	.02
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 8.22	$ 10.02
Total Return B, C, D	(17.89)%	.20%
Ratios to Average Net Assets G
Expenses before expense reductions	3.00%	146.41% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.45%	1.50% A
Net investment income	.34% H	5.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 864	$ 301
Portfolio turnover rate	526%	26% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income E	.02 H	.00
Net realized and unrealized gain (loss)	(1.78) H	.02
Total from investment operations	(1.76)	.02
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 8.25	$ 10.02
Total Return B, C, D	(17.59)%	.20%
Ratios to Average Net Assets G
Expenses before expense reductions	3.09%	146.53% A
Expenses net of voluntary waivers, if any	1.60%	1.60% A
Expenses net of all reductions	1.55%	1.60% A
Net investment income	.24% H	5.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,152	$ 301
Portfolio turnover rate	526%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.05 for Initial Class and $.05 for Service Class and decrease net realized and unrealized gain (loss) per share by $.05 for Initial Class and $.05 for Service Class. Without this change the ratio of net investment income (loss) to average net assets would have been (.24)% for Initial Class and (.34)% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income E	.01 H	.00
Net realized and unrealized gain (loss)	(1.82) H	.02
Total from investment operations	(1.81)	.02
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 8.20	$ 10.02
Total Return B, C, D	(18.08)%	.20%
Ratios to Average Net Assets G
Expenses before expense reductions	3.23%	146.63% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.70%	1.75% A
Net investment income	.09% H	5.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,500	$ 401
Portfolio turnover rate	526%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.05 and decrease net realized and unrealized gain (loss) per share by $.05. Without this change the ratio of net investment income (loss) to average net assets would have been (.49)%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Aggressive Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Aggressive Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of December 31, 2001 accumulated loss on a tax basis was as follows:

Capital loss carryforward	$ (603,750)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 300	$ -
Service Class	684	-
Service Class 2	457	-
	$ 1,441	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required.

The effect of this change during the period, was to increase net investment income by $26,482; decrease net unrealized appreciation/depreciation by $1,146; and decrease net realized gain (loss) by $25,336. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 915
Service Class 2	7,200
$ 8,115

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 696
Service Class	835
Service Class 2	2,500
$ 4,031

Aggressive Growth Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,111 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.50%	$ 10,260
Service Class	1.60%	13,642
Service Class 2	1.75%	42,870
		$ 66,772

Certain security trades were directed to brokers who paid $2,246 of the fund's expenses.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 73% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 26% of the total outstanding shares of the fund.

Aggressive Growth Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Aggressive Growth Portfolio, (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from December 27, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio as of December 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for the year then ended and for the period from December 27, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1994

President of VIP Aggressive Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Aggressive Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1994

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic
Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO
Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1994

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 2000

Vice President of VIP Aggressive Growth. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of VIP Aggressive Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Aggressive Growth. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Aggressive Growth. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Aggressive Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Aggressive Growth. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Aggressive Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Aggressive Growth Portfolio

Annual Report

Aggressive Growth Portfolio

Aggressive Growth Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0202 154187
1.751800.101

Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-1.58%	7.20%	8.53%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,733 - a 77.33% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-1.72%	7.07%	8.44%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,628 - a 76.28% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-1.87%	7.01%	8.39%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,578 - a 75.78% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Balanced Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 8,741,255
Capital loss carryforwards	$ (12,626,374)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $26,257 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Balanced Portfolio

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 26,077
Service Class 2	26,717
$ 52,794

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $931,948 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Balanced Portfolio

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $35,178 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,748.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 46% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 41% of the total outstanding shares of the fund.

Balanced Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of Balanced Portfolio, (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1994

President of VIP Balanced. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Balanced. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1994

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1994

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1994

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Balanced Portfolio

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Ford O'Neil (39)
Year of Election or Appointment: 2001 Vice President of VIP Balanced and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.
Louis Salemy (40)
Year of Election or Appointment: 2002 Vice President of VIP Balanced and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Balanced. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Balanced. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Balanced. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Balanced Portfolio

Distributions

A total of 15.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 15%; Service Class designates 16%; and Service Class 2 designates 15% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Balanced Portfolio

Balanced Portfolio

Balanced Portfolio

Balanced Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0202 154236
1.540208.104

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Initial Class	-28.32%	-32.26%
S&P 500 ®	-11.89%	-15.26%
Variable Annuity Capital Appreciation Funds Average	-18.75%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity capital appreciation funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $6,107 - a 38.93% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,109 - an 18.91% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
RJ Reynolds Tobacco Holdings, Inc.	5.0
Philip Morris Companies, Inc.	4.6
Merrill Lynch & Co., Inc.	3.4
Lehman Brothers Holdings, Inc.	3.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3.0
19.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	31.9
Consumer Discretionary	19.4
Financials	16.0
Consumer Staples	12.9
Industrials	5.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.1%
Short-Term Investments and Net Other Assets	6.9%

* Foreign investments	9.0%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class share reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Service Class	-28.44%	-32.35%
S&P 500 ®	-11.89%	-15.26%
Variable Annuity Capital Appreciation Funds Average	-18.75%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity capital appreciation funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class on September 25, 2000, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $6,097 - a 39.03% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,109 - an 18.91% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
RJ Reynolds Tobacco Holdings, Inc.	5.0
Philip Morris Companies, Inc.	4.6
Merrill Lynch & Co., Inc.	3.4
Lehman Brothers Holdings, Inc.	3.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3.0
19.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	31.9
Consumer Discretionary	19.4
Financials	16.0
Consumer Staples	12.9
Industrials	5.9
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks	93.1%
Short-Term Investments and Net Other Assets	6.9%

* Foreign investments	9.0%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class 2 share reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Service Class 2	-28.44%	-32.35%
S&P 500 ®	-11.89%	-15.26%
Variable Annuity Capital Appreciation Funds Average	-18.75%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity capital appreciation funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2 on September 25, 2000, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have been $6,097 - a 39.03% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,109 - an 18.91% decrease.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
RJ Reynolds Tobacco Holdings, Inc.	5.0
Philip Morris Companies, Inc.	4.6
Merrill Lynch & Co., Inc.	3.4
Lehman Brothers Holdings, Inc.	3.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3.0
19.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	31.9
Consumer Discretionary	19.4
Financials	16.0
Consumer Staples	12.9
Industrials	5.9
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks	93.1%
Short-Term Investments and Net Other Assets	6.9%

* Foreign investments	9.0%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. For the 12-month period that ended December 31, 2001, the fund's return fell short of the Standard & Poor's 500 Index, which declined 11.89%. The fund also lagged the variable annuity capital appreciation funds average tracked by Lipper Inc., which fell 18.75% during the same period.

Q. What factors caused the fund to underperform both its index and Lipper peer group average?

A. My decision to hold on to selected information technology (IT) stocks that I believed would hold up relatively well despite the sector's weakness was the primary reason for the shortfall in performance. However, investors painted most technology stocks with the same unfavorable brush, regardless of their individual merits. When the economy began slowing early in the period, I decided to remain invested primarily in companies with unique product cycles, such as Juniper Networks, BEA Systems and CIENA. I felt their respective product niches would allow them to weather the decline in corporate IT spending and maintain their earnings growth rates. Although this strategy produced some positive contributors - such as PeopleSoft and KLA-Tencor - had I reduced our exposure to this poor-performing sector earlier in the period our relative performance might have been better.

Q. Were there any other reasons why you remained fond of technology stocks?

A. I held on to many technology stocks because I believed that the sector still offered the best potential for long-term growth, and I expect it to remain a significant component of the fund. History has shown that this sector can rejuvenate itself through new product launches and experience rapid price appreciation under the right investment climate. For example, during the final three months of the period, investors' impression that the economy may have bottomed led to a flurry of IT buying activity, pushing up prices in the sector. During this three-month stretch, the fund gained 21.27%, doubling the 10.69% return for the S&P 500 index, with the bulk of the fund's performance coming from its technology exposure. The tech-heavy NASDAQ Composite® Index gained 30.23% during the same time frame.

Q. What other key strategies did you put in place?

A. As the period wore on, the fund's sizable position in tobacco stocks grew substantially larger due to market appreciation. In light of this increase, I pared down our holdings near the end of the period for two reasons. First, our stake in this industry had become too large for my comfort level. Second, I felt I could take some profits in these stocks and redeploy those assets into stocks in more cyclically sensitive areas, such as business-to-business Internet auctions (FreeMarkets), consumer electronics (Best Buy) and recreational vehicles (Winnebago Industries), that I felt could perform better in an improving economic climate. While tobacco stocks continued to have commendable earnings growth and attractive valuations, I didn't believe they were likely to earn dramatically higher profits should the economy resume expansion. Elsewhere, I increased our holdings in selected brokerage stocks, such as Merrill Lynch, which helped the fund, and similarly boosted some energy services stocks, such as Baker Hughes, that had reached attractive valuations and proceeded to rebound late in the year.

Q. What holdings performed well? Which disappointed?

A. Tobacco companies Philip Morris, RJ Reynolds and DIMON were among the top contributors, benefiting from strong investor demand for steady earnings growth in a difficult economy. Best Buy, another strong performer, bucked the downtrend in the consumer electronics industry and performed well. Elsewhere, Office Depot rose sharply during the past year on higher profit margins. In terms of disappointments, Redback Networks' price fell after revenues declined due to the slowdown in corporate IT spending. A significant reduction in brokerage trading activity hurt Charles Schwab's performance. Some of the stocks I've mentioned in this report were no longer held by the fund at the close of the fiscal year.

Q. What's your outlook, Fergus?

A. I believe the economy may have reached the low point in its cyclical downturn. A significant number of fiscal and monetary stimuli have been put in place to spark additional business growth in the months ahead. I can't predict when stocks will react positively to these moves, but history has shown that stimulative efforts of this nature have been effective at improving corporate earnings - a key factor in stock performance. Accordingly, I've positioned the fund in a variety of industries that could benefit from such a positive turn of events in earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital appreciation

Start date: September 25, 2000

Size: as of December 31, 2001, more than $5 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.4%
Automobiles - 1.6%
Monaco Coach Corp. (a)	800	$ 17,496
Winnebago Industries, Inc.	1,800	66,492
		83,988
Hotels, Restaurants & Leisure - 4.3%
Cedar Fair LP (depository unit)	2,000	49,580
Fairmont Hotels & Resorts, Inc.	500	11,916
International Game Technology (a)	900	61,470
McDonald's Corp.	700	18,529
Scientific Games Corp. Class A (a)	3,500	30,625
Six Flags, Inc. (a)	3,500	53,830
		225,950
Household Durables - 2.1%
Centex Corp.	200	11,418
Champion Enterprises, Inc. (a)	2,400	29,544
Fleetwood Enterprises, Inc.	6,200	70,246
		111,208
Leisure Equipment & Products - 1.7%
Hasbro, Inc.	2,200	35,706
Mattel, Inc.	2,300	39,560
Midway Games, Inc. (a)	1,100	16,511
		91,777
Media - 3.4%
EchoStar Communications Corp. Class A (a)	5,290	145,316
Liberty Media Corp. Class A (a)	1,400	19,600
Reader's Digest Association, Inc. Class A (non-vtg.)	500	11,540
		176,456
Multiline Retail - 1.7%
JCPenney Co., Inc.	1,800	48,420
Kmart Corp. (a)	7,600	41,496
		89,916
Specialty Retail - 4.6%
Abercrombie & Fitch Co. Class A (a)	1,600	42,448
Bed Bath & Beyond, Inc. (a)	800	27,120
Best Buy Co., Inc. (a)	700	52,136
Chico's FAS, Inc. (a)	500	19,850
Lowe's Companies, Inc.	700	32,487
Office Depot, Inc. (a)	2,000	37,080
Pier 1 Imports, Inc.	1,800	31,212
		242,333
TOTAL CONSUMER DISCRETIONARY		1,021,628
CONSUMER STAPLES - 12.9%
Food & Drug Retailing - 0.8%
Duane Reade, Inc. (a)	1,100	33,385

	Shares	Value (Note 1)
Rite Aid Corp. (a)	2,100	$ 10,626
		44,011
Food Products - 0.4%
Sara Lee Corp.	1,000	22,230
Tobacco - 11.7%
DIMON, Inc.	3,300	23,760
Philip Morris Companies, Inc.	5,270	241,630
RJ Reynolds Tobacco Holdings, Inc.	4,680	263,483
UST, Inc.	2,500	87,500
		616,373
TOTAL CONSUMER STAPLES		682,614
ENERGY - 3.7%
Energy Equipment & Services - 3.7%
BJ Services Co. (a)	100	3,245
Carbo Ceramics, Inc.	700	27,412
ENSCO International, Inc.	300	7,455
GlobalSantaFe Corp.	1,596	45,518
Nabors Industries, Inc. (a)	800	27,464
National-Oilwell, Inc. (a)	1,200	24,732
Newpark Resources, Inc. (a)	700	5,530
Noble Drilling Corp. (a)	800	27,232
W-H Energy Services, Inc. (a)	800	15,240
Weatherford International, Inc. (a)	300	11,178
		195,006
FINANCIALS - 16.0%
Banks - 0.8%
Bank One Corp.	460	17,963
Net.Bank, Inc. (a)	1,900	19,912
Sovereign Bancorp, Inc.	300	3,672
		41,547
Diversified Financials - 14.6%
American Express Co.	1,870	66,740
Bear Stearns Companies, Inc.	1,200	70,368
Goldman Sachs Group, Inc.	700	64,925
Instinet Group, Inc.	11,200	112,560
Lehman Brothers Holdings, Inc.	2,400	160,320
Merrill Lynch & Co., Inc.	3,400	177,208
Morgan Stanley Dean Witter & Co.	1,200	67,128
SEI Investments Co.	1,200	54,132
		773,381
Insurance - 0.6%
Fremont General Corp.	4,000	31,280
TOTAL FINANCIALS		846,208
HEALTH CARE - 3.2%
Biotechnology - 0.9%
Cephalon, Inc. (a)	200	15,117
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
Genentech, Inc. (a)	300	$ 16,275
Protein Design Labs, Inc. (a)	500	16,400
		47,792
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	100	3,927
Baxter International, Inc.	1,100	58,993
Cholestech Corp. (a)	1,000	19,810
		82,730
Pharmaceuticals - 0.7%
Johnson & Johnson	600	35,460
TOTAL HEALTH CARE		165,982
INDUSTRIALS - 5.9%
Airlines - 0.9%
Alaska Air Group, Inc. (a)	1,000	29,100
Ryanair Holdings PLC sponsored ADR (a)	500	16,025
		45,125
Commercial Services & Supplies - 2.5%
Ceridian Corp. (a)	3,000	56,250
First Data Corp.	400	31,380
Herman Miller, Inc.	400	9,464
Labor Ready, Inc. (a)	3,500	17,885
Modis Professional Services, Inc. (a)	1,800	12,852
Steelcase, Inc. Class A	450	6,624
		134,455
Electrical Equipment - 0.3%
Rockwell International Corp.	1,000	17,860
Marine - 2.2%
Irish Continental Group PLC	20,000	114,144
TOTAL INDUSTRIALS		311,584
INFORMATION TECHNOLOGY - 31.9%
Communications Equipment - 2.4%
CIENA Corp. (a)	4,200	60,102
Cisco Systems, Inc. (a)	300	5,433
Juniper Networks, Inc. (a)	2,200	41,690
Nokia Corp. sponsored ADR	300	7,359
QUALCOMM, Inc. (a)	200	10,100
		124,684

	Shares	Value (Note 1)
Computers & Peripherals - 2.3%
Dell Computer Corp. (a)	3,700	$ 100,566
EMC Corp. (a)	1,500	20,160
		120,726
Electronic Equipment & Instruments - 1.1%
Diebold, Inc.	800	32,352
Kopin Corp. (a)	1,900	26,600
		58,952
Internet Software & Services - 1.9%
FreeMarkets, Inc. (a)	2,000	47,940
Yahoo!, Inc. (a)	3,100	54,994
		102,934
IT Consulting & Services - 0.9%
Cap Gemini SA	600	43,393
KPMG Consulting, Inc.	300	4,971
		48,364
Semiconductor Equipment & Products - 19.2%
Advanced Micro Devices, Inc. (a)	5,600	88,816
Altera Corp. (a)	3,100	65,782
Applied Materials, Inc. (a)	400	16,040
ASML Holding NV (NY Shares) (a)	4,300	73,315
Cypress Semiconductor Corp. (a)	1,500	29,895
Integrated Circuit Systems, Inc. (a)	1,100	24,849
Intel Corp.	2,900	91,205
International Rectifier Corp. (a)	600	20,928
KLA-Tencor Corp. (a)	400	19,824
Kulicke & Soffa Industries, Inc. (a)	6,900	118,335
Lattice Semiconductor Corp. (a)	900	18,513
Micron Technology, Inc. (a)	4,600	142,600
Novellus Systems, Inc. (a)	200	7,890
Semtech Corp. (a)	2,100	74,949
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	9,100	156,247
Vitesse Semiconductor Corp. (a)	1,500	18,645
Xilinx, Inc. (a)	1,100	42,955
		1,010,788
Software - 4.1%
Captaris, Inc. (a)	3,000	11,070
Microsoft Corp. (a)	1,000	66,250
Sybase, Inc. (a)	9,000	141,840
		219,160
TOTAL INFORMATION TECHNOLOGY		1,685,608
MATERIALS - 0.1%
Metals & Mining - 0.1%
Steel Dynamics, Inc. (a)	400	4,644
TOTAL COMMON STOCKS (Cost $4,464,071)		4,913,274
Money Market Funds - 5.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b) (Cost $262,795)	262,795	$ 262,795
Cash Equivalents - 0.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.62%, dated 12/31/01 due 1/2/02 (Cost $46,000)	$ 46,004	46,000
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $4,772,866)		5,222,069
NET OTHER ASSETS - 1.0%		54,881
NET ASSETS - 100%		$ 5,276,950
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $18,791,922 and $15,438,430, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $937 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $4,803,210. Net unrealized appreciation aggregated $418,859, of which $581,655 related to appreciated investment securities and $162,796 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $1,702,000 of which $8,000 and $1,694,000 will expire on December 31, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $30,000 of losses recognized during the period November 1, 2001 to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $46,000) (cost $4,772,866) - See accompanying schedule		$ 5,222,069
Cash		605
Receivable for investments sold		63,019
Receivable for fund shares sold		46,654
Dividends receivable		9,132
Interest receivable		395
Receivable from investment adviser for expense reductions		3,175
Total assets		5,345,049
Liabilities
Payable for investments purchased	$ 31,839
Payable for fund shares redeemed	1,482
Distribution fees payable	886
Other payables and accrued expenses	33,892
Total liabilities		68,099
Net Assets		$ 5,276,950
Net Assets consist of:
Paid in capital		$ 6,601,175
Undistributed net investment income		367
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,773,787)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		449,195
Net Assets		$ 5,276,950
Initial Class: Net Asset Value, offering price and redemption price per share ($389,661 ÷ 63,840 shares)		$6.10
Service Class: Net Asset Value, offering price and redemption price per share ($915,397 ÷ 150,210 shares)		$6.09
Service Class 2: Net Asset Value, offering price and redemption price per share ($3,971,892 ÷ 652,676 shares)		$6.09

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 46,786
Interest		8,006
Total income		54,792
Expenses
Management fee	$ 21,832
Transfer agent fees	4,385
Distribution fees	7,415
Accounting fees and expenses	60,000
Non-interested trustees' compensation	12
Custodian fees and expenses	22,126
Audit	24,491
Legal	23
Miscellaneous	432
Total expenses before reductions	140,716
Expense reductions	(79,308)	61,408
Net investment income (loss)		(6,616)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,599,043)
Foreign currency transactions	(454)	(1,599,497)
Change in net unrealized appreciation (depreciation) on:
Investment securities	554,833
Assets and liabilities in foreign currencies	(8)	554,825
Net gain (loss)		(1,044,672)
Net increase (decrease) in net assets resulting from operations		$ (1,051,288)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	September 25, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income (loss)	$ (6,616)	$ 1,390
Net realized gain (loss)	(1,599,497)	(174,950)
Change in net unrealized appreciation (depreciation)	554,825	(105,630)
Net increase (decrease) in net assets resulting from operations	(1,051,288)	(279,190)
Distributions to shareholders from net investment income	(3,683)	-
Share transactions - net increase (decrease)	3,725,262	2,885,849
Total increase (decrease) in net assets	2,670,291	2,606,659
Net Assets
Beginning of period	2,606,659	-
End of period (including undistributed net investment income of $367 and $1,264, respectively)	$ 5,276,950	$ 2,606,659

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000 A
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	41,799	$ 270,531	30,001	$ 300,008
Reinvested	36	300	-	-
Redeemed	(7,996)	(45,240)	-	-
Net increase (decrease)	33,839	$ 225,591	30,001	$ 300,008
Service Class Sold	295,206	$ 1,993,557	157,395	$ 1,497,499
Reinvested	118	992	-	-
Redeemed	(239,245)	(1,609,217)	(63,264)	(583,157)
Net increase (decrease)	56,079	$ 385,332	94,131	$ 914,342
Service Class 2 Sold	552,493	$ 3,585,628	182,014	$ 1,673,653
Reinvested	285	2,391	-	-
Redeemed	(81,880)	(473,680)	(236)	(2,154)
Net increase (decrease)	470,898	$ 3,114,339	181,778	$ 1,671,499
Distributions From net investment income Initial Class		$ 300		$ -
Service Class		992		-
Service Class 2		2,391		-
Total		$ 3,683		$ -

A Share transactions are for the period September 25, 2000 (commencement of operations) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income E	.00	.01
Net realized and unrealized gain (loss)	(2.41)	(1.49)
Total from investment operations	(2.41)	(1.48)
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 6.10	$ 8.52
Total Return B, C, D	(28.32)%	(14.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.59%	10.18% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.43%	1.50% A
Net investment income	.02%	.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 390	$ 256
Portfolio turnover rate	432%	295% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01
Net realized and unrealized gain (loss)	(2.41)	(1.49)
Total from investment operations	(2.42)	(1.48)
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 6.09	$ 8.52
Total Return B, C, D	(28.44)%	(14.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	10.30% A
Expenses net of voluntary waivers, if any	1.60%	1.60% A
Expenses net of all reductions	1.53%	1.60% A
Net investment income (loss)	(.08)%	.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 915	$ 802
Portfolio turnover rate	432%	295% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.00
Net realized and unrealized gain (loss)	(2.41)	(1.48)
Total from investment operations	(2.42)	(1.48)
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 6.09	$ 8.52
Total Return B, C, D	(28.44)%	(14.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.77%	10.49% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.68%	1.75% A
Net investment income (loss)	(.23)%	.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,972	$ 1,549
Portfolio turnover rate	432%	295% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Dynamic Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, accumulated loss on a tax basis was as follows:

Capital loss carryforward	$ (1,702,421)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 300	$ -
Service Class	992	-
Service Class 2	2,391	-
	$ 3,683	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 844
Service Class 2	6,571
$ 7,415

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 518
Service Class	1,004
Service Class 2	2,863
$ 4,385

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,254 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.50%	$ 6,225
Service Class	1.60%	17,193
Service Class 2	1.75%	53,226
		$ 76,644

Certain security trades were directed to brokers who paid $2,631 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $33.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held approximately 10% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held approximately 68% of the total outstanding shares of the fund.

Dynamic Capital Appreciation Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products III and Shareholders of Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of Dynamic Capital Appreciation Portolio, (the Fund), a fund of Variable Insurance Products III, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from September 25, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Capital Appreciation Portfolio as of December 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for the year then ended and for the period from September 25, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 261 funds advised by FMR. Mr. McCoy oversees 263 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1994

President of VIP Dynamic Capital Appreciation. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Dynamic Capital Appreciation. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1994

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1994

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 2000

Vice President of VIP Dynamic Capital Appreciation. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

J. Fergus Shiel (44)

Year of Election or Appointment: 2000

Vice President of VIP Dynamic Capital Appreciation and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of VIP Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Dynamic Capital Appreciation. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Dynamic Capital Appreciation. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Dynamic Capital Appreciation Portfolio

Distributions

Initial Class, Service Class, and Service Class 2 designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0202 154134
1.751799.101

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-8.75%	10.11%	9.88%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,025 - a 60.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-8.85%	9.99%	9.76%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $15,940 - a 59.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-9.01%	9.93%	9.70%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $15,893 - a 58.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Growth & Income Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth & Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, litigation proceeds, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis was as follows:

Undistributed ordinary income	$ 14,782,356
Capital loss carryforward	$ (49,149,293)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 242,792
Service Class 2	74,549
$ 317,341

Growth & Income Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions
with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,077,685 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $224,443 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $562.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held approximately 32% of the total outstanding shares of the fund. In addition, three unaffiliated insurance companies held approximately 46% of the total outstanding shares of the fund.

Growth & Income Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth & Income Portfolio, (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth & Income Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1994

President of VIP Growth & Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth & Income. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP
(accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the
Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped),
and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate
School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1994

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a
Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998).
Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Name, Age; Principal Occupation
Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1994

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General
Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or
Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition,
Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader
of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (40)

Year of Election or Appointment: 2000

Vice President of VIP Growth & Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research
(Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity,
Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an
Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Growth & Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Growth & Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS
Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1996 Assistant Treasurer of VIP Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Growth & Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001)
and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing
Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth & Income Portfolio

Distributions

A total of 10.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 75%, Service Class designates 78%, and Service Class 2 designates 74% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0202 154139
1.540026.104

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-14.42%	3.69%	9.43%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,783 - an 87.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-14.49%	3.62%	9.38%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,722 - an 87.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-14.64%	3.55%	9.32%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,657 - an 86.57% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Opportunities Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, litigation proceeds, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 8,064,821
Capital loss carryforwards	$ (180,430,678)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC) the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 297,480
Service Class 2	90,550
$ 388,030

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

Growth Opportunities Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,901,047 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $223,343 of the fund's expenses.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 14% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 58% of the total outstanding shares of the fund.

Growth Opportunities Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth Opportunities Portfolio, (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1994

President of VIP Growth Opportunities. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth Opportunities. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1994

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1994

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty
Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of
Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of VIP Growth Opportunities. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Growth Opportunities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Growth Opportunities. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Growth Opportunities. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Growth Opportunities. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Growth Opportunities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth Opportunities Portfolio

Distributions

A total of 11.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Each Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRO-ANN-0202 154136
1.540209.104

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	-3.26%	25.65%
S&P ® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,887 - a 98.87% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	-3.36%	25.50%
S&P® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,816 - a 98.16% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	-3.51%	25.37%
S&P® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,756 - a 97.56% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis was as follows:

Undistributed ordinary income	$ 9,876,712
Capital loss carryforwards	$ (58,213,586)

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 308,088
Service Class 2	317,111
$ 625,199

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722

Mid Cap Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,905,824 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $656,404 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $5,570.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 45% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 22% of the total outstanding shares of the fund.

Mid Cap Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1994

President of VIP Mid Cap. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Mid Cap. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1994

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1994

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1994

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1998

Vice President of VIP Mid Cap. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Mid Cap. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Mid Cap. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1998 Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Mid Cap. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Mid Cap Portfolio

Distributions

A total of 10.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Annual Report

Mid Cap Portfolio

Mid Cap Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0202 154138
1.735273.102